-------------------------------------------------------------------------------
THE STRONG
OPPORTUNITY FUND II

ANNUAL REPORT * DECEMBER 31, 1997

           [PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]


                                 [STRONG FUNDS LOGO]
                                    STRONG FUNDS

-------------------------------------------------------------------------------
THE STRONG
OPPORTUNITY FUND II

ANNUAL REPORT * DECEMBER 31, 1997



                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Opportunity Fund II...........................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................7
     Statements of Changes in Net Assets......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11

REPORT OF INDEPENDENT ACCOUNTANTS............................................12



                              [STRONG FUNDS LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                  P.O. Box 2936 * Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 6912A98

THE STRONG OPPORTUNITY FUND II

THE FUND BENEFITED FROM AN OUTPERFORMANCE BY MANY OF ITS MEDIA HOLDINGS, WHICH WERE OVERWEIGHTED IN THE PORTFOLIO.

The Strong Opportunity Fund II seeks capital growth by investing at least 70% of its assets in equity securities. The Fund emphasizes medium companies that the Fund's advisor believes are under-researched and attractively valued.

==================================
         ASSET ALLOCATION
==================================
Based on net assets as of 12-31-97
[PIE CHART]

Stocks                       89.1%
Short-Term Investments       10.9%
==================================

For the fiscal year ended December 31, 1997, the U.S. stock market was stronger than expected, largely driven by the 22 largest multinationals of the S&P 500 Index; stocks such as General Electric and Coca-Cola became "safe havens" for investors concerned about the economic turmoil in Asia. While this narrow market hindered small- and mid-cap stocks relative to large ones, the Fund still delivered a 25.45% return for the year vs. a 32.25% return for its benchmark, S&P Midcap 400 Stock Index, and 28.08% for the Lipper Growth Funds Index.*

======================================
           TOP FIVE SECTORS
======================================
            As of 12-31-97

SECTOR                 % OF NET ASSETS
--------------------------------------
Technology                       20.6%
--------------------------------------
Energy                           12.7%
--------------------------------------
Financial                        11.4%
--------------------------------------
Consumer Cyclical                 9.6%
--------------------------------------
Retail                            7.6%
--------------------------------------

Please see the Schedule of Investments
in Securities for a complete listing
of the Fund's portfolio.
======================================

STRONG RESULTS IN A MIXED MARKET
In the first quarter of 1997, small- and mid-sized companies lagged the large-cap dominated market indices as the combination of earnings growth and ready liquidity that large-caps offered proved attractive to investors. During this period, earnings momentum played a larger role in the performance of many stocks than did their underlying long-term fundamentals and valuation.

Eventually, the valuation gap between large and small stocks grew too large to sustain, resulting in a substantial third-quarter rally for small- and mid-cap stocks. A strong dollar also contributed to this rally, as large multinational companies are susceptible to reduced earnings expectations when the dollar rises in value against foreign currencies. However, the rally in small- and mid-cap stocks was cut short in the fourth quarter as the Asia crisis drove many investors to seek "safe-haven" stocks that could provide stability in times of volatility. As a result, the S&P 500 outperformed the Russell 2000((reg.tm)) for the year.*

A momentum-driven and narrow market is not consistent with our disciplined investment style. We believe our strength lies in a commitment to our private value approach to stock selection. We evaluate a company as though we were considering buying the entire firm, and compare the price we'd be willing to pay with the current stock price. If the cost of the stock doesn't reflect this private value--often because the stock is being ignored by analysts--we will consider adding it to the portfolio.

RESEARCH UNCOVERED OPPORTUNITIES
During the year, the Fund discovered a number of areas of opportunity. Our investment universe tends to focus on undiscovered, largely ignored companies that are selling at substantial discounts to their private value. To be successful within this universe, an investor needs to adopt a very intensive research process, of which direct company visits are important. In 1997, we were able to add several promising holdings to the portfolio, such as Cadence Design and American Power Conversion.

In particular, the Fund benefited from an outperformance by many of its media holdings, which were overweighted in the portfolio. Increased merger and acquisition activity led to attractive returns in cable and cellular stocks. The Fund's overweighted energy sector--particularly the oil service group--also performed well, as oil and gas prices have grown sharply in response to a greater demand for resources.

==========================================================
                FIVE LARGEST STOCK HOLDINGS
==========================================================
                      As of 12-31-97

                                                  % OF NET
SECURITY                       INDUSTRY            ASSETS
----------------------------------------------------------
Tele-Communications, Inc.  Media-Radio/TV           3.1%
----------------------------------------------------------
Comcast Corporation        Media-Radio/TV           2.1%
Class A
----------------------------------------------------------
Cox Communications,        Media-Radio/TV           1.9%
Inc. Class A
----------------------------------------------------------
Tenet Healthcare           Healthcare-Patient Care  1.6%
Corporation
----------------------------------------------------------
Whitman Corporation        Diversified Operations   1.5%
----------------------------------------------------------

Please see the Schedule of Investments in Securities for a
complete listing of the Fund's portfolio.
==========================================================

We plan to avoid companies with products that may be in oversupply in Asia--particularly products with high labor content. Going into 1998, we also intend to focus on lowering the median market cap for the Fund.

LOOKING AHEAD TO 1998
We believe that as Asian economies struggle to recover, the turmoil will continue to have an impact on the U.S. market. To mitigate the potential for higher earnings growth risk in the U.S., we intend to carefully scrutinize earnings estimates, paying close attention to good management.

The media sector continues to look positive, although much of its valuation discount has disappeared. While a slowing of Asian demand has recently reduced oil prices, we expect that suppliers of oil and gas will encounter an increasingly positive environment. With stock prices lower, we plan to overweight these sectors.

We're also taking advantage of selected opportunities in the technology sector--an area whose stocks were the first to reflect the impact of the Asian crisis. While this sector floundered during the fourth quarter of 1997, we're cautiously reinvesting there now. As always, we're looking for well-managed, securely positioned companies selling at values we'd be comfortable owning, even during downturns.

Thank you for your investment in the Strong Opportunity Fund II. We appreciate your confidence in our investment approach.

Sincerely,

/s/ Richard Trent Weiss
Richard T. Weiss

/s/ Marina Carlson
Marina Carlson
Portfolio Co-managers

[PHOTO OF RICHARD T. WEISS AND MARINA CARLSON]



==================================================================
            GROWTH OF AN ASSUMED $10,000 INVESTMENT
==================================================================
                    From 5-8-92 to 12-31-97
[GRAPH]

           THE STRONG           S&P 500         Lipper Growth
       OPPORTUNITY FUND II    Stock Index*       Funds Index*
 4-92        10,000              10,000             10,000
12-92        11,617              10,680             10,922
12-93        14,541              11,756             12,230
12-94        15,064              11,912             12,038
12-95        18,953              16,388             15,969
12-96        22,393              20,151             18,760
12-97        28,093              26,874             24,027

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor' s 500 Stock Index
("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.
==================================================================


==================================
           AVERAGE ANNUAL
           TOTAL RETURNS(1)
==================================
           As of 12-31-97
     1-YEAR            25.45%

     3-YEAR            23.09%

     5-YEAR            19.32%

SINCE INCEPTION        20.07%
  (on 5-8-92)
==================================


 ------------------------------------------------------------------------------
* The S& P 500 is an unmanaged index generally representative of the U.S.
  stock market, without regard to company size. The S&P MidCap 400 Stock
  Index is an unmanaged index generally representative of the U.S. market for medium cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. Source of the S&P index data and Russell data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product.  Including such insurance fees and expenses in the
  Fund's return quotations has the effect of decreasing the performance quoted.
                                                                              3

SCHEDULE OF INVESTMENTS IN SECURITIES                         DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 88.8%
AIRLINE 0.1%
Air New Zealand, Ltd. Class B                           450,000    $   901,537

AUTO & TRUCK PARTS 1.2%
Magna International, Inc. Class A                       155,000      9,735,937
Pirelli Spa                                             150,000        397,698
                                                                   -----------
                                                                    10,133,635
BANK - MONEY CENTER 2.9%
BankAmerica Corporation                                 148,400     10,833,200
Grupo Financiero Banamex Accival SA de CV (b)           280,000        836,702
Standard Chartered PLC                                  140,000      1,527,593
Toronto-Dominion Bank                                   290,000     11,037,570
                                                                   -----------
                                                                    24,235,065
BANK - SUPER REGIONAL 2.6%
First Union Corporation                                 202,000     10,352,500
Mellon Bank Corporation                                 184,000     11,155,000
                                                                   -----------
                                                                    21,507,500
CHEMICAL - SPECIALTY 2.4%
Cabot Corporation                                       333,500      9,212,937
Solutia, Inc.                                           410,000     10,941,875
                                                                   -----------
                                                                    20,154,812
COMPUTER - PERIPHERAL EQUIPMENT 2.4%
American Power Conversion Corporation (b)               450,000     10,631,250
Quantum Corporation (b)                                 261,000      5,236,312
Seagate Technology, Inc. (b)                            230,000      4,427,500
                                                                   -----------
                                                                    20,295,062
COMPUTER - PERSONAL & WORKSTATION 1.2%
Sun Microsystems, Inc. (b)                              245,100      9,773,363

COMPUTER SERVICE 1.3%
Computer Sciences Corporation (b)                       133,000     11,105,500

COMPUTER SOFTWARE 1.9%
Cadence Design Systems, Inc. (b)                        215,000      5,267,500
Sybase, Inc. (b)                                        790,000     10,516,875
                                                                   -----------
                                                                    15,784,375
CONGLOMERATE 0.4%
General Electric Company PLC                            440,000      2,858,863

DIVERSIFIED OPERATIONS 1.5%
Whitman Corporation                                     491,000     12,796,687

ELECTRIC POWER 1.5%
NIPSCO Industries, Inc.                                 254,600     12,586,787

ELECTRONIC PARTS DISTRIBUTION 1.8%
Arrow Electronics, Inc. (b)                             290,000      9,406,875
Marshall Industries (b)                                 195,600      5,868,000
                                                                   -----------
                                                                    15,274,875
ELECTRONIC PRODUCTS - MISCELLANEOUS 2.4%
AVX Corporation                                         490,000      9,034,375
Hubbell, Inc. Class B                                   229,500     11,317,219
                                                                   -----------
                                                                    20,351,594
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.5%
KLA-Tencor Corporation (b)                              255,000      9,849,375
Texas Instruments, Inc.                                 252,000     11,340,000
                                                                   -----------
                                                                    21,189,375
FOOD 2.8%
Nestle SA Sponsored ADR                                 150,700     11,274,244
Unilever NV                                             190,000     11,863,125
                                                                   -----------
                                                                    23,137,369
HEALTHCARE - DRUG/DIVERSIFIED 1.2%
Pharmacia & Upjohn, Inc.                                262,000      9,595,750

HEALTHCARE - INSTRUMENTATION 1.4%
United States Surgical Corporation                      400,000     11,725,000

HEALTHCARE - MEDICAL SUPPLY 2.0%
McKesson Corporation                                     44,000      4,760,250
Sybron International Corporation (b)                    260,000     12,203,750
                                                                   -----------
                                                                    16,964,000
HEALTHCARE - PATIENT CARE 2.8%
Tenet Healthcare Corporation (b)                        391,000     12,951,875
United Healthcare Corporation                           210,000     10,434,375
                                                                   -----------
                                                                    23,386,250
HOUSEHOLD APPLIANCES & FURNISHINGS 0.1%
Philips Electronics NV ADR                               14,000        847,000

INSURANCE - PROPERTY & CASUALTY 4.0%
ACE, Ltd.                                               123,000     11,869,500
American International Group, Inc.                       97,100     10,559,625
Hartford Financial Services Group, Inc.                 115,200     10,778,400
                                                                   -----------
                                                                    33,207,525
MACHINERY - MISCELLANEOUS 1.1%
Ingersoll-Rand Company                                  228,000      9,234,000

MEDIA - PUBLISHING 1.3%
The E.W. Scripps Company Class A                        220,100     10,661,094

MEDIA - RADIO/TV 7.0%
Comcast Corporation Class A                             550,000     17,359,375
Cox Communications, Inc. Class A (b)                    390,000     15,624,375
Tele-Communications, Inc. Liberty Media Group
  Series A (b)                                          310,000     11,237,500
Tele-Communications, Inc. TCI Group Series A (b)        515,000     14,387,799
                                                                   -----------
                                                                    58,609,049
METALS & MINING 0.7%
Freeport-McMoRan Copper & Gold, Inc. Class A            405,000      6,201,563

NATURAL GAS DISTRIBUTION 2.9%
Columbia Gas Systems, Inc.                              145,000     11,391,563
Enron Corporation                                       300,000     12,468,750
                                                                   -----------
                                                                    23,860,313
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 7.5%
Barrett Resources Corporation (b)                       335,000     10,133,750
Devon Energy Corporation                                260,000     10,010,000
Noble Affiliates, Inc.                                  320,000     11,280,000
Oryx Energy Company (b)                                 420,000     10,710,000
Union Pacific Resources Group, Inc.                     455,000     11,033,750
United Meridian Corporation (b)                         340,000      9,562,500
                                                                   -----------
                                                                    62,730,000
OIL - NORTH AMERICAN INTEGRATED 1.3%
USX-Marathon Group                                      325,000     10,968,750

OIL WELL EQUIPMENT & SERVICE 3.9%
BJ Services Company (b)                                 142,700     10,265,480
Baker Hughes, Inc.                                      248,000     10,819,000
Falcon Drilling Company, Inc. (b)                       330,000     11,570,625
                                                                   -----------
                                                                    32,655,105
PAPER & FOREST PRODUCTS 2.2%
The Mead Corporation                                    326,000      9,128,000
Willamette Industries, Inc.                             287,000      9,237,812
                                                                   -----------
                                                                    18,365,812

-------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal       Value
                                                      Amount       (Note 2)
-------------------------------------------------------------------------------
PRECIOUS METAL/GEM/STONE 0.6%
De Beers Consolidated Mines, Ltd. ADR                    63,400   $  1,295,738
Newmont Mining Company                                  132,000      3,877,500
                                                                  ------------
                                                                     5,173,238
RAILROAD 1.9%
Burlington Northern Santa Fe Corporation                101,200      9,405,275
Canadian National Railway Company                       130,000      6,142,500
                                                                  ------------
                                                                    15,547,775
REAL ESTATE 1.3%
Ayala Land, Inc. B Shares                               870,000        348,000
Equity Residential Properties Trust                     105,400      5,329,287
Security Capital Pacific Trust                          193,000      4,680,250
Shortland Properties, Ltd.                            1,100,000        558,924
                                                                  ------------
                                                                    10,916,461
RETAIL - DEPARTMENT STORE 2.2%
Federated Department Stores, Inc. (b)                   212,000      9,129,250
May Department Stores Company                           171,600      9,041,175
                                                                  ------------
                                                                    18,170,425
RETAIL - FOOD CHAIN 1.3%
The Kroger Company (b)                                  288,000     10,638,000

RETAIL - MAJOR CHAIN 1.6%
Kmart Corporation (b)                                   940,000     10,868,750
Sears Canada, Inc.                                      191,000      2,639,229
                                                                  ------------
                                                                    13,507,979
RETAIL - RESTAURANT 1.1%
Brinker International, Inc. (b)                         580,000      9,280,000

RETAIL - SPECIALTY 1.4%
Office Depot, Inc. (b)                                  485,000     11,609,688

SAVINGS & LOAN 0.7%
Charter One Financial, Inc.                              91,000      5,744,375

TELECOMMUNICATION SERVICE 7.0%
AirTouch Communications, Inc. (b)                       300,000     12,468,750
Cable & Wireless PLC                                    155,000      1,375,986
Cable & Wireless Communications PLC (b)                 450,000      1,956,636
Cable & Wireless Communications PLC
  Sponsored ADR (b)                                     301,456      7,347,990
Cellular Communications International, Inc. (b)          25,500      1,192,125
Omnipoint Corporation (b)                               524,000     12,183,000
Paging Network, Inc. (b)                                845,000      9,083,750
U.S. West, Inc. Media Group (b)                         439,300     12,684,788
                                                                  ------------
                                                                    58,293,025
TELEPHONE 1.4%
Telephone & Data Systems, Inc.                          256,600     11,947,938
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $597,232,684)                            741,926,514
------------------------------------------------------------------------------

PREFERRED STOCKS 0.3%
Henkel KGaA-Vorzug                                       22,000      1,388,765
Telecom Italia Spa                                      220,000        966,928
------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $2,069,452)                             2,355,693
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 10.6%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.49%     $   868,800        868,800
General Mills, Inc., 5.33%                               87,800         87,800
Johnson Controls, Inc., 5.33%                           914,500        914,500
Pitney Bowes Credit Corporation, 5.33%                  541,000        541,000
Warner Lambert Company, 5.49%                            87,100         87,100
                                                                  ------------
                                                                     2,499,200
MONEY MARKET 2.4%
Strong Institutional Money Fund (d)                  20,000,000     20,000,000

REPURCHASE AGREEMENTS 7.9%
ABN-AMRO Chicago Corporation (Dated 12/31/97),
  6.82%, Due 1/02/98 (Repurchase proceeds
  $13,004,926); Collateralized by: $22,652,000
  United States Treasury Strips, Zero %, Due
  11/15/05 - 5/15/09 (Market Value $13,280,266) (c)  13,000,000     13,000,000
Goldman, Sachs & Company (Dated 12/31/97), 6.35%,
  Due 1/02/98 (Repurchase proceeds $52,818,627);
  Collateralized by: $46,420,000  United States
  Treasury Bonds, 7.125%, Due 2/15/23
  (Market Value $53,893,620) (c)                     52,800,000     52,800,000
                                                                  ------------
                                                                    65,800,000
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $88,299,200)                     88,299,200
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $687,601,336) 99.7%          832,581,407
Other Assets and Liabilities, Net 0.3%                               2,627,315
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $835,208,722
==============================================================================


COUNTRY DIVERSIFICATION
------------------------------------------------------------
                                    Percentage of Net Assets
------------------------------------------------------------
United States....................................... 89.3%
Canada..............................................  3.5
United Kingdom......................................  1.8
Netherlands.........................................  1.5
Bermuda.............................................  1.4
Switzerland.........................................  1.4
Germany.............................................  0.2
New Zealand.........................................  0.2
Italy...............................................  0.2
South Africa........................................  0.1
Mexico..............................................  0.1
Other Assets and Liabilities, Net...................  0.3
------------------------------------------------------------
Total                                               100.0%
------------------------------------------------------------


LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) The Funds may engage in repurchase agreements where the underlying collateral consists of U.S. Government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.
(d) Affiliated issuer (See Note 6 of Notes to Financial Statements).

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997


ASSETS:
  Investments in Securities, at Value
   Unaffiliated Issuers (Cost of $667,601,336)                $812,581,407
   Affiliated Issuer (Cost of $20,000,000)                      20,000,000
  Receivable for Securities Sold                                 6,724,804
  Dividends and Interest Receivable                                487,746
  Cash                                                             763,963
  Other Assets                                                       9,950
                                                              ------------
  Total Assets                                                 840,567,870

LIABILITIES:
  Payable for Securities Purchased                               5,308,301
  Accrued Operating Expenses and Other Liabilities                  50,847
                                                              ------------
  Total Liabilities                                              5,359,148
                                                              ------------
NET ASSETS                                                    $835,208,722
                                                              ============
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)               $580,141,960
  Undistributed Net Investment Income                              303,495
  Undistributed Net Realized Gain                              109,925,308
  Net Unrealized Appreciation                                  144,837,959
                                                              ------------
  Net Assets                                                  $835,208,722
                                                              ============
Capital Shares Outstanding (Unlimited Number Authorized)        38,480,500

NET ASSET VALUE PER SHARE                                           $21.70
                                                                    ======





                      See notes to financial statements.
6

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 1997


INCOME:
  Dividends                                                   $  7,596,912
  Interest - Unaffiliated Issuers                                2,534,937
  Interest - Affiliated Issuer                                     804,317
                                                              ------------
  Total Income                                                  10,936,166

EXPENSES:
  Investment Advisory Fees                                       7,255,725
  Custodian Fees                                                    82,106
  Shareholder Servicing Costs                                      989,703
  Other                                                             37,602
                                                              ------------
  Total Expenses                                                 8,365,136
                                                              ------------
NET INVESTMENT INCOME                                            2,571,030

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
   Investments                                                 110,956,209
   Foreign Currencies                                               (5,058)
                                                              ------------
   Net Realized Gain                                           110,951,151
  Change in Unrealized Appreciation/Depreciation on:
   Investments                                                  49,697,046
   Foreign Currencies                                             (138,319)
                                                              ------------
   Net Change in Unrealized Appreciation/Depreciation           49,558,727
                                                              ------------
NET GAIN                                                       160,509,878
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $163,080,908
                                                              ============



                      See notes to financial statements.
                                                                              7

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                   YEAR ENDED      YEAR ENDED
                                                  DEC. 31, 1997  DEC. 31, 1996
                                                  -------------  -------------
OPERATIONS:
  Net Investment Income                            $  2,571,030   $  4,127,461
  Net Realized Gain                                 110,951,151     61,557,894
  Change in Unrealized Appreciation/Depreciation     49,558,727     27,258,118
                                                   ------------   ------------
  Increase in Net Assets Resulting from Operations  163,080,908     92,943,473

DISTRIBUTIONS:
  From Net Investment Income                         (2,571,030)    (4,127,461)
  In Excess of Net Investment Income                   (162,663)       (27,914)
  From Net Realized Gains                           (60,859,506)   (19,321,839)
                                                   ------------   ------------
  Total Distributions                               (63,593,199)   (23,477,214)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                         210,554,869    209,745,337
  Proceeds from Reinvestment of Dividends            63,573,723     23,469,211
  Payment for Shares Redeemed                      (170,348,393)  (123,112,902)
                                                   ------------   ------------
  Increase in Net Assets from Capital Share
    Transactions                                    103,780,199    110,101,646
                                                   ------------   ------------
TOTAL INCREASE IN NET ASSETS                        203,267,908    179,567,905

NET ASSETS:
  Beginning of Year                                 631,940,814    452,372,909
                                                   ------------   ------------
  End of Year                                      $835,208,722   $631,940,814
                                                   ============   ============
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                               10,580,657     11,816,834
  Issued in Reinvestment of Dividends                 3,633,086      1,353,993
  Redeemed                                           (8,576,774)    (6,881,124)
                                                     ----------     ----------
  Net Increase in Shares of the Fund                  5,636,969      6,289,703
                                                     ==========     ==========



                      See notes to financial statements.
8

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

1. ORGANIZATION
   The Strong Opportunity Fund II, Inc. (formerly Strong Special Fund II, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1997, approximately 99.5% of the Fund's shares are owned by the separate accounts of one insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1997.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Fund may write put or call options (none were written during 1997). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the

-------------------------------------------------------------------------------
December 31, 1997

       contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Additional Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on the lesser of 0.15% of the average daily net assets of the Fund or a contractually established rate for each participant account.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at December 31, 1997, other shareholder servicing expenses paid to the Advisor, and unaffiliated directors' fees for the year ended December 31, 1997 were $99, $132 and $8,633, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the year ended December 31, 1997 were $676,448,117 and $668,252,189, respectively.

5. INCOME TAX INFORMATION
   At December 31, 1997, the cost of investments in securities for federal income tax purposes was $688,905,000. Net unrealized appreciation of securities was $143,676,407, consisting of gross unrealized appreciation and depreciation of $172,512,288 and $28,835,881, respectively.

   For corporate shareholders in the Fund, the percentage of dividend income distributed for the period ended December 31, 1997 which is designated as qualifying for the dividends-received deduction is 33.0% (unaudited).

6. INVESTMENTS IN AFFILIATES
   Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, or another Strong Fund. A summary of transactions in the securities of these issuers during the period ended December 31, 1997 is as follows:

                                                                                          DIVIDEND/INTEREST
                      BALANCE OF       GROSS      GROSS SALES   BALANCE OF      VALUE           INCOME
                     SHARES HELD     PURCHASES        AND       SHARES HELD    DEC. 31,    JAN. 1 - DEC. 31,
                     JAN. 1, 1997  AND ADDITIONS  REDUCTIONS   DEC. 31, 1997     1997            1997
                     ------------  -------------  ----------   -------------   --------  -------------------
Strong Institutional
   Money Fund             __         20,000,000       __         20,000,000   $20,000,000     $804,317

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                     SELECTED PER-SHARE DATA(A)
               -------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                          --------------------------------------  -----------------------------------------------
               Net Asset               Net Realized      Total                 In Excess                           Net Asset
                 Value,       Net     and Unrealized     from      From Net     of Net    From Net                   Value,
               Beginning  Investment     Gains on     Investment  Investment  Investment  Realized      Total        End of
Year Ended     of Period    Income      Investments   Operations    Income      Income      Gains   Distributions    Period
Dec. 31, 1997   $19.24       $0.07         $4.35         $4.42      ($0.07)     ($0.01)    ($1.88)     ($1.96)       $21.70
Dec. 31, 1996    17.04        0.13          2.87          3.00       (0.13)         __      (0.67)      (0.80)        19.24
Dec. 31, 1995    14.23        0.12          3.42          3.54       (0.12)      (0.03)     (0.58)      (0.73)        17.04
Dec. 31, 1994    14.12        0.11          0.41          0.52       (0.11)         __      (0.30)      (0.41)        14.23
Dec. 31, 1993    11.33        0.06          2.79          2.85       (0.06)         __         __       (0.06)        14.12

                                  RATIOS AND SUPPLEMENTAL DATA
                ------------------------------------------------------------------
                            Net                 Ratio of Net
                          Assets,    Ratio of    Investment               Average
                          End of     Expenses      Income    Portfolio  Commission
                 Total  Period (In  to Average   to Average   Turnover     Rate
Year Ended      Return   Millions)  Net Assets   Net Assets     Rate       Paid(b)
Dec. 31, 1997   +25.5%     $835        1.1%         0.4%       101.1%    $0.0522
Dec. 31, 1996   +18.2%      632        1.2%         0.7%        89.8%     0.0505
Dec. 31, 1995   +25.8%      452        1.2%         0.8%        91.1%
Dec. 31, 1994    +3.6%      300        1.1%         0.9%        74.8%
Dec. 31, 1993   +25.2%      151        1.1%         0.5%       103.1%

(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Disclosure required, effective for reporting periods beginning after September 1, 1995.


                                                                                                                            11


REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Opportunity Fund II, Inc.

We have audited the accompanying statement of assets and liabilities of Strong Opportunity Fund II, Inc. (formerly Strong Special Fund II, Inc.), including the schedule of investments in securities, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Opportunity Fund II, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.




Milwaukee, Wisconsin
February 4, 1998

                                     DIRECTORS
                                 Richard S. Strong
                                  Willie D. Davis
                                  Stanley Kritzik
                                 Marvin E. Nevins
                                  William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                              Firstar Trust Company
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

                                 [STRONG FUNDS LOGO]
                           STRONG FUNDS DISTRIBUTORS, INC.
                        P.O. Box 2936 * Milwaukee, WI  53201           7031B98
                    Strong Funds are offered by prospectus only.